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              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2009 - APRIL 30, 2010

                                                       Amount of     % of
                            Offering       Total        Shares     Offering
   Security      Purchase/  Price of     Amount of     Purchased  Purchased
   Purchased    Trade Date   Shares      Offering       By Fund    By Fund        Brokers        Purchased From
--------------  ----------  --------  --------------  ----------  ---------  ----------------  -----------------
  Puerto Rico    01/28/10    $55.805  $1,823,757,271  $2,260,000    0.124%   Citigroup,        Citigroup
   Sales Tax                                                                 BofA
   Financing                                                                 Merrill
  Corporation                                                                Lynch,
                                                                             Barclays
                                                                             Capital,
                                                                             J.P.
                                                                             Morgan,
                                                                             Goldman,
                                                                             Sachs &
                                                                             Co., Morgan
                                                                             Stanley,
                                                                             RBC Capital
                                                                             Markets,
                                                                             Wells Fargo
                                                                             Securities,
                                                                             UBS
                                                                             Financial
                                                                             Services
                                                                             Incorporated
                                                                             of Puerto
                                                                             Rico,
                                                                             BBVAPR MSD,
                                                                             FirstBank
                                                                             Puerto Rico
                                                                             Securities,
                                                                             Popular
                                                                             Securities,
                                                                             Santander
                                                                             Securities,
                                                                             Scotia
                                                                             Capital

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
  Puerto Rico    01/28/10    $96.909  $1,823,757,271  $1,500,000    0.082%   Citigroup,        Citigroup
   Sales Tax                                                                 BofA
   Financing                                                                 Merrill
  Corporation                                                                Lynch,
                                                                             Barclays
                                                                             Capital,
                                                                             J.P.
                                                                             Morgan,
                                                                             Goldman,
                                                                             Sachs &
                                                                             Co., Morgan
                                                                             Stanley,
                                                                             RBC Capital
                                                                             Markets,
                                                                             Wells Fargo
                                                                             Securities,
                                                                             UBS
                                                                             Financial
                                                                             Services
                                                                             Incorporated
                                                                             of Puerto
                                                                             Rico,
                                                                             BBVAPR MSD,
                                                                             FirstBank
                                                                             Puerto Rico
                                                                             Securities,
                                                                             Popular
                                                                             Securities,
                                                                             Santander
                                                                             Securities,
                                                                             Scotia
                                                                             Capital

  Puerto Rico    03/26/10    $97.768  $  822,210,000  $1,500,000    0.182%   Citigroup,        J.P. Morgan
Electric Power                                                               BofA
   Authority                                                                 Merrill
  5.250% due                                                                 Lynch,
   7/1/2040                                                                  Barclays
                                                                             Capital,
                                                                             J.P.
                                                                             Morgan,
                                                                             Goldman,
                                                                             Sachs &
                                                                             Co., Morgan
                                                                             Stanley,
                                                                             RBC Capital
                                                                             Markets,
                                                                             Wells

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
                                                                             Fargo
                                                                             Securities,
                                                                             UBS
                                                                             Financial
                                                                             Services
                                                                             Incorporated
                                                                             of Puerto
                                                                             Rico,
                                                                             BBVAPR MSD,
                                                                             FirstBank
                                                                             Puerto Rico
                                                                             Securities,
                                                                             Popular
                                                                             Securities,
                                                                             Santander
                                                                             Securities,
                                                                             Ramirez &
                                                                             Co., Inc.,
                                                                             Raymond
                                                                             James,
                                                                             Oriental
                                                                             Financial
                                                                             Services
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